Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act
I, Ronald H. McGlynn, Chief Executive Officer of CRM Mutual Fund Trust (the “Registrant”), certify that:
1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 28, 2006	/s/ Ronald H. McGlynn
Ronald H. McGlynn, Chief Executive Officer
(principal executive officer)

I, Carlos A. Leal, Chief Financial Officer of CRM Mutual Fund Trust (the “Registrant”), certify that:
1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 28, 2006	/s/ Carlos A. Leal
Carlos A. Leal, Chief Financial Officer
(principal financial officer)